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                                                                    EXHIBIT 99.1

                                 TRANSPRO, INC.
                                PRESENTATION TO
                             INSTITUTIONAL INVESTOR






                                 April 25, 2003
                         Transpro Corporate Headquarters
                                 100 Gando Drive
                                  New Haven, CT



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                                 Meeting Agenda



o    Introductions

o    Transpro Overview
     - Business Unit Summaries
     - Strategic Corporate Values
     - 2002 Financial Review
     - Public Expectations for 2003

o    Facility Tour

o    Discussion


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                               Transpro Overview


o Customer focused, NYSE listed, manufacturer and marketer of heat exchangers for automotive, truck, and industrial applications
o Products are sold into the Aftermarket (85%) and Original Equipment Channels (15%)
o    Employ approximately 1800 people
o    Operate through two Strategic Business Groups
     - Automotive and Light Truck Group
       o  Heat Exchanger Unit
       o  Ready-Aire Temperature Control Products Unit
     - Heavy Duty Group
       o  OEM Unit
       o  Aftermarket Unit



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                          Transpro Overview (Continued)


o Automotive and Light Truck Sector includes radiators, heaters and air conditioning components. Brands include:
     -  Ready-Rad(REGISTER mark) Radiators
     -  Ready-Aire(REGISTER mark) AC Components and Heater Cores
     -  Ultra-Seal(REGISTER mark) Charge Aire Coolers
     -  Ready-Core(REGISTER mark) Radiator Cores
     -  Heat Buster(REGISTER mark) High Performance Heat Exchangers

o Heavy Duty Sector includes Radiators, Oil Coolers, and Charge Air Coolers sold into the Heavy Duty Aftermarket and Heavy Duty OE Market

o Operate through 57 distribution locations and 15 manufacturing plants across North America. Employ worldwide sourcing capability with international "Supply Partners."



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                      Auto/Light Truck Heat Exchanger Unit


o    New Business Adds - Advance Auto Radiator Business
o New aluminum tube mill operational to vertically integrate aluminum core production at lower cost
o Plan is to more than double aluminum radiator core production in our Mexico Plant in 2003
o    Many more radiator models now being made in-house
o    Reduced Company branch selling locations from 48 to 39
o    Integration of Fedco brings several advantages to TPR:
     - Adds incremental business in the winter months, which is our slowest period for sales/production
     - Increased heater volume dramatically lowers our cost of copper/brass heater production after moving it to Mexico
     - Fedco brought Aluminum Heater Core manufacturing capability, which, additive to existing TPR volumes, gives us lower costs and improved supply chain
     -  We gain NAPA as a customer


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                        Auto/Light Truck Ready-Aire Unit


o    Added CSK full-line A/C program in 2002
o Added remanufactured import compressors, remanufactured clutches, certain new compressors, and evaporators for a major retailer, along with servicing all DC's this year
o Added full line A/C business with Rad-Pro cooling system warehouses located in the Midwest and on the West Coast
o Implemented MRP and strengthened infrastructure, including addition of in-house manufacturing capabilities
o Implemented new "Kit" Marketing Program to encourage complete AC repair and reduce warranty returns


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                             Heavy Duty - OEM Unit


o    Retention of Kenworth Class 8 radiator business
o    New Ultra-Seal Charge Air Cooler business with Kenworth and other customers
o    Other Charge Air Cooler new business opportunities
o Dramatically improved productivity at the OEM Products manufacturing facility
o Developed world sourcing strategy to add new global business and retain current business with key customers
o    Made profit in 2002, after over $5.0 million loss in 2001


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                         Heavy Duty - Aftermarket Unit


o Restructured the business and consolidated plants from 11 down to 9, while retaining customer sales base
o As a part of the consolidation, productivity improvements were accomplished due to investment in tooling and equipment
o New leadership in place with manufacturing and product management experience
o Added and expanded new product offering with Complete Truck Radiators, Charge Air Coolers, and International Half Core Radiators
o New OE service sales initiatives created - business opportunities with International and others


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                                Corporate Values


[GRAPHIC OMITTED]    An Exemplary Corporate Citizen


[GRAPHIC OMITTED]    Employing Exceptional People


[GRAPHIC OMITTED]    Dedicated to World-Class Quality Standards


[GRAPHIC OMITTED]    Market Leadership Through Superior Customer Service


[GRAPHIC OMITTED]    Committed to Exceptional Financial Performance


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                           A "Break-Out" Year in 2002


-    Exceeded goals by achieving FY-2002 net profit after all charges
-    Significant year-over-year improvements
       o    Net Sales up 13.4%
       o Gross margin percentage up 5.8% from 13.5% to 19.3%, including restructuring charges
       o Operating income grew to $6.1 million in 2002 versus a loss of $13.1 million in 2001, including restructuring charges
       o    Accomplishments in keeping with our five "Strategic Corporate
            Values"
- Major systems improvements/investments J.D. Edwards, AutoPro, MRP, EDI, etc.


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                               2003 Expectations


o    Top line net sales growth for the year
       -    Internal growth from current customers
       -    New Customers added in 2002
       -    Retention of Class 8 Kenworth radiator business

o Continued improvements in gross margins due to continuing cost reduction initiatives
       -    Integration of Fedco
       -    Impact of new aluminum tube mill
       - Continued rationalization of "make versus buy" strategies on product sourcing
       -    Increased production of aluminum cores in house

o Completion of the $7.0 million restructuring program time to assess position in each business


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                         2003 Expectations (Continued)


o    Improved full-year net profit over 2002 levels

o    Improved asset utilization and debt reduction
       - Accelerating the collection of certain receivables through a customer sponsored program with a financial institution on a cost effective basis
       - Sale of the Gando facility, payoff of a $5.0 million IRB, and the lease of currently occupied space

o    Challenges:
       -    Competitive landscape
       -    War impact can cause customer angst
       -    Implementation of all initiatives


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                                   Conclusion


o    Stronger business
       -    Excellent market position/customer relationships
       -    Low-cost operations/sourcing
       -    Business knowledge/experience

o    Expected 2003 full-year performance improvement
       -    Top line sales growth
       -    Improvement in margins
       -    Balance sheet strengthening
       -    Another year of net profit improvement

o    Prepared to address further strategic activities



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